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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2001
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4389 (Commission File No.)	06-1534213 (IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

    On November 16, 2001, pursuant to an Agreement and Plan of Merger, dated as of June 12, 2001, among Applera Corporation, a Delaware corporation ("Applera"), Angel Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Applera ("Sub"), and Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys"), Sub was merged with and into Axys (the"Merger"). Axys was the surviving entity in the Merger and at the effective time of the Merger became a wholly owned subsidiary of Applera. The consummation of the Merger was announced and further described in a press release issued by Applera on November 16, 2001. The Agreement and Plan of Merger is being filed as Exhibit 2.1 to this report and is incorporated by reference into this Item 5. The press release is being filed as Exhibit 99 to this report and is incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c) Exhibits.

    The following exhibit is filed with this Report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of June 12, 2001 (incorporated by reference to Exhibit 2.1 to Applera Corporation's Registration Statement on Form S-4 (No. 333-64788)).
99	Press Release issued November 16, 2001.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION
By:	/s/ THOMAS P. LIVINGSTON Thomas P. Livingston Secretary

Dated: November 19, 2001

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of June 12, 2001 (incorporated by reference to Exhibit 2.1 to Applera Corporation's Registration Statement on Form S-4 (No. 333-64788)).
99	Press Release issued November 16, 2001.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX